UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2019

CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Suite 3350 Kansas City, MO	64106
(Address of Principal Executive Offices)	(Zip Code)

(816) 875-3705
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 7, 2019, CorEnergy Infrastructure Trust, Inc. (the “Company”) issued a press release announcing the pricing of its offering of 5.875% convertible senior notes due 2025 in an aggregate principal amount of $100 million (the "Notes"). The Company also granted to the initial purchasers of the Notes an option to purchase up to an additional $20 million aggregate principal amount of the Notes, solely to cover over-allotments, if any. The Notes will be sold in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

The Company expects to use a portion of the net proceeds from the offering of the Notes, together with shares of its common stock, to repurchase approximately $64 million aggregate principal amount of its 7.00% Convertible Senior Notes due 2020 concurrently with this offering in separate privately negotiated transactions. The final repurchase consideration, which will be based on the average of the daily volume-weighted average prices of shares of the Company’s common stock during a valuation period, will be delivered in a combination of cash and shares of the Company’s common stock. The Company intends to use the remainder of the net proceeds for general corporate purposes, such as redeeming preferred equity or project-level debt.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated:	August 7, 2019	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary